Earnings per Share	12 Months Ended
Dec. 31, 2013
Earnings per Share [Abstract]
Earnings per Share
13.      Earnings per Share:
All shares issued (including the restricted shares issued under the Company's equity incentive plan) are the Company's common stock and have equal rights to vote and participate in dividends, subject to forfeiture provisions set forth in the applicable award agreement. The calculation of basic earnings per share does not consider the non-vested shares as outstanding until the time-based vesting restriction has lapsed. For the years ended December 31, 2011 and 2012, and on the basis that the Company incurred losses, the effect of incremental shares of 37,359 and 0, respectively, would be anti-dilutive; therefore basic and diluted losses per share are the same amounts. The weighted average diluted common shares outstanding for the year ended December 31, 2013 included the effect of 65,045 shares being the number of incremental shares assumed to be issued under the treasury stock method.
The Company calculates basic and diluted losses per share as follows:

	2011	2012	2013
(Loss) / Income:
Net (loss) / income	$(69,559)	$(314,521)	$1,850

Basic (loss) / earnings per share:
Weighted average common shares outstanding, basic	4,736,485	5,393,131	14,051,344
Basic (loss) / earnings per share	(14.69)	$(58.32)	$0.13

Effect of dilutive securities:
Dillutive effect of non vested shares	-	-	65,045
Weighted average common shares outstanding, diluted	4,736,485	5,393,131	14,116,389

Diluted (loss) / earnings per share	$(14.69)	$(58.32)	$0.13